UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2011

FASTENAL COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	1-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard Winona, Minnesota		55987-1500
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (507) 454-5374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 19, 2011, Fastenal Company (the “Company”) held its annual meeting of shareholders in Winona, Minnesota (“Annual Meeting”). As of the record date, there were a total of 147,430,712 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 134,628,998 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for, against or withheld, and the number of abstentions with respect to each matter, as applicable.

(a)	Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of shareholders in 2012 or until their respective successors have been duly elected and qualified were as follows:

Names of Directors	Total Number of Votes Cast For	Total Number of Votes Withheld

Robert A. Kierlin	87,648,063	26,930,453
Stephen M. Slaggie	95,790,707	18,787,809
Michael M. Gostomski	92,857,555	21,720,961
Willard D. Oberton	100,457,259	14,121,257
Michael J. Dolan	109,826,837	4,751,679
Reyne K. Wisecup	100,328,765	14,249,751
Hugh L. Miller	110,412,251	4,166,265
Michael J. Ancius	113,334,600	1,243,916
Scott A. Satterlee	110,411,632	4,166,884

There were 20,050,482 Broker Non-Votes.

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2012 or until their respective successors have been duly elected and qualified.

(b)	Votes regarding the ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2011, were as follows:

	Every Three Years	Every Three Years
For	Against	Abstain
130,872,168	3,648,995	107,835

Based on the votes set forth above, the appointment of KPMG LLP as the independent registered public accounting firm of the Company to serve for the fiscal year ending December 31, 2011 was duly ratified by our shareholders.

(c)	Votes regarding the shareholders approval of a resolution, on an advisory basis, of the compensation of the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables, and related disclosures contained in the section of the proxy statement for the Annual Meeting captioned ‘Executive Compensation’ were as follows:

	Every Three Years	Every Three Years
For	Against	Abstain
113,533,990	662,380	382,146

There were 20,050,482 Broker Non-Votes.

Based on the votes set forth above, the resolution for the approval, on an advisory basis, of the compensation of certain of our executive officers received the required number of votes and was duly adopted by our shareholders.

(d)	Votes regarding the frequency with which shareholders of the Company should be entitled to have a non-binding vote on executive compensation were as follows:

	Every Three Years	Every Three Years	Every Three Years
Every Year	Every Two Years	Every Three Years	Abstain
106,913,180	709,701	6,625,130	330,505

There were 20,050,482 Broker Non-Votes.

Based on the votes set forth above, the choice of the shareholders with respect to the frequency with which shareholders of the Company should be entitled to have an advisory vote on executive compensation was ‘every year’. In accordance with the results of the vote, the Board of Directors determined to follow the shareholders’ recommendation and the Company will conduct an annual advisory vote on executive compensation.

Additional information regarding Fastenal Company is available on the Fastenal Company World Wide Web site at www.fastenal.com. FAST-G

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTENAL COMPANY

Date: April 19, 2011	/s/ Daniel L. Florness
Daniel L. Florness
Chief Financial Officer